                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 23, 2001
                       -----------------------------------
                Date of report (Date of earliest event reported)

                   KUPPER PARKER COMMUNICATIONS, INCORPORATED
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    NEW YORK
                                ----------------
                 (State or Other Jurisdiction of Incorporation)

                                    000-24131
                                 --------------
                            (Commission File Number)

                    8301 MARYLAND AVENUE, ST. LOUIS, MISSOURI
             ------------------------------------------------------
                    (Address of Principal Executive Offices)

                                    112250305
                                 --------------
                        (IRS Employer Identification No.)

                                      63105
                                    --------
                                   (Zip Code)

                                 (314) 290-2000
                              --------------------
               (Registrant's Telephone Number Including Area Code)

ITEM 2.  OTHER EVENTS

On February 23, 2001, the registrant completed the acquisition of all of the outstanding shares of CGT (UK) Limited ("CGT"), a London-based strategic marketing communications agency, in exchange for $475,000 in cash and 70,000 shares of registrant's common stock. Under the terms of the acquisition agreement, registrant will issue up to an additional 500,000 shares of its common stock to the former CGT shareholders if CGT meets certain future pretax income targets. The cash component of the acquisition price was funded through the issuance of short-term bank borrowings under the registrant's existing line-of-credit.

Registrant has recorded this acquisition as a purchase transaction and will amortize the related goodwill arising from this transaction over a period of twenty years.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Registrant has included herein the audited financial statements of CGT, a foreign business, meeting the requirements of Item 17 of Form 20-F as prescribed by Rule 3.05 of Regulation S-X.

(a)      Financial Statements of Businesses Acquired

              1.       Report of the Directors

              2.       Report of the Auditors

              3.       Profit and Loss Account for the Year Ended March 31, 2000

              4.       Balance Sheet at March 31, 2000

              5.       Statement of Cash Flows for the Year Ended March 31, 2000

              6.       Notes to the Financial Statements

(c)      Exhibits

The following exhibit is filed with this report.

        EXHIBIT NO.                     DESCRIPTION

             2               Stock Purchase Agreement


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 5, 2001                    By:   /s/ John J. Rezich
                                              John J. Rezich
                                              Chief Financial Officer

                  CGT (UK) LIMITED (FORMERLY ABERCRAFT LIMITED)

                                DIRECTORS' REPORT
                                       AND
                              FINANCIAL STATEMENTS

                                  31 MARCH 2000

                             COMPANY NUMBER: 3304518

                  CGT (UK) LIMITED (FORMERLY ABERCRAFT LIMITED)



                                    DIRECTORS

                                   J L Coleman
                                  R M Thackery
                                  D I Thatcher

                         SECRETARY AND REGISTERED OFFICE

                                  D I Thatcher
                                 15 Station Road
                                     St Ives
                                 Cambridgeshire
                                    PE27 5BH




                             REPORT OF THE DIRECTORS

The directors submit their report and the financial statements for the year ended 31 March 2000.

ACTIVITIES AND REVIEW

The company's principal activity during the year was as an advertising agency. On 16 March 2000 the company changed its name to CGT (UK) Limited.

RESULTS AND DIVIDENDS

The results for the year are shown on page 4 to the accounts. The directors propose the payment of a dividend of (POUND) 200,000 for the year (1999 :
(POUND) 102,000 paid).

DIRECTORS AND THEIR INTERESTS

The directors who held office during the year under review were as named above. The directors have the following interest in the share capital of the company.

                                                                             ORDINARY SHARES
                                                                     2000                      1999
                                                                      NO                        NO
J L Coleman                                                          2,080                     2,080
R M Thackery                                                         2,080                     2,080
D I Thatcher                                                         1,040                     1,040

DATE RECOGNITION

The directors have assessed the risks to our business resulting from date-recognition issues. We do not envisage any such problems and hence foresee no costs being incurred as a result.

We have also assessed the possibility of date-recognition related failures in our significant suppliers, who inform us that they have adequately addressed these problems.

It is impossible to guarantee that no date-recognition problems will remain. However, the directors believe that the company will be able to deal promptly with any failures that might occur.

AUDITORS

In accordance with Section 385 of the Companies Act 1985, a resolution for the re-appointment of Edwards as auditors of the company is to be proposed at the forthcoming Annual General Meeting.

                  CGT (UK) LIMITED (FORMERLY ABERCRAFT LIMITED)

                        REPORT OF THE DIRECTORS CONTINUED




DIRECTORS' RESPONSIBILITIES

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to:

-        select suitable accounting policies and then apply them consistently;

-        make judgements and estimates that are reasonable and prudent;

- state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements;

- prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time, the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. The directors are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

In preparing this report advantage has been taken of the special exemptions conferred by Part VII of the Companies Act 1985 relating to small companies.

                                                           BY ORDER OF THE BOARD





16 JANUARY 2001                                                     D I THATCHER
                                                                    D I THATCHER
                                                                       SECRETARY

                   [EDWARDS CHARTERED ACCOUNTANTS LETTERHEAD]




                    REPORT OF THE AUDITORS TO THE MEMBERS OF

                  CGT (UK) LIMITED (FORMERLY ABERCRAFT LIMITED)




We have audited the financial statements on pages four to eleven.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

The directors are responsible for preparing the directors' report and, as described on page 2, the financial statements in accordance with applicable United Kingdom law and accounting standards. Our responsibilities, as independent auditors, are established in the United Kingdom by statute, the Auditing Practices Board and by our profession's ethical guidance.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act. We also report to you if, in our opinion, the directors' report is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors' remuneration and transactions with the company is not disclosed.

BASIS OF OPINION

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the preparation of information in the financial statements.

OPINION

In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 31 March 2000 and of the results for the year then ended and have been properly prepared in accordance with the provisions of the Companies Act 1985.





16 JANUARY 2001                                                          EDWARDS
                                                                         EDWARDS
                                                             REGISTERED AUDITORS

                  CGT (UK) LIMITED (FORMERLY ABERCRAFT LIMITED)

                             PROFIT AND LOSS ACCOUNT

                        FOR THE YEAR ENDED 31 MARCH 2000

                                                                          2000                      1999
                                               NOTES                    (POUND)                   (POUND)

TURNOVER                                         1                     2,081,868                 1,671,729

Cost of sales                                                         (1,168,369)                 (979,530)
                                                                      -----------                ----------

GROSS PROFIT                                                             913,499                   692,199

Administrative expenses                                                 (655,779)                 (476,976)
                                                                      -----------                ----------

OPERATING PROFIT                                 2                       257,720                   215,223

Investment income and interest receivable                                  3,978                     4,220
                                                                      -----------                ----------

PROFIT ON ORDINARY ACTIVITIES
  BEFORE TAXATION                                                        261,698                   219,443

Taxation                                         3                       (55,816)                  (47,029)
                                                                      -----------                ----------

PROFIT ON ORDINARY ACTIVITIES
 AFTER TAXATION                                                          205,882                   172,414

Dividends                                        5                      (200,000)                 (102,000)
                                                                      -----------                ----------

RETAINED PROFIT FOR THE YEAR                                  (POUND)       5,882        (POUND)    70,414
                                                                      -----------                ----------

CONTINUING OPERATIONS

Turnover and operating profit derive wholly from continuing operations for the above two financial years.

TOTAL RECOGNISED GAINS AND LOSSES

There were no recognised gains or losses either in the current or preceding year other than those recorded in the profit and loss account.

HISTORICAL PROFITS AND LOSSES

Historical profit is the same as shown above.

                  CGT (UK) LIMITED (FORMERLY ABERCRAFT LIMITED)

                                  BALANCE SHEET

                               AS AT 31 MARCH 2000



                                                                   2000                      1999
                                               NOTES       (POUND)          (POUND)     (POUND)            (POUND)
FIXED ASSETS
Tangible assets                                  6                           64,332                         54,107
Investments                                      7                           15,000                              -
                                                                            -------                        -------

                                                                             79,332                         54,107

CURRENT ASSETS
Stocks                                                      32,745                       51,996
Debtors                                          8         399,283                      378,231
Cash at bank and in hand                                    44,449                      178,171
                                                            ------                       ------

                                                           476,477                      608,398
CREDITORS: AMOUNTS FALLING DUE
  WITHIN ONE YEAR                                9        (439,795)                    (552,373)
                                                            ------                       ------

NET CURRENT ASSETS                                                           36,682                         56,025
                                                                            -------                        -------
TOTAL ASSETS LESS CURRENT
  LIABILITIES                                                       (POUND) 116,014               (POUND) 110,132
                                                                            -------                        -------

CAPITAL AND RESERVES
Called up share capital                         11                            5,200                          5,200
Profit and loss account                         12                          110,814                        104,932
                                                                            -------                        -------

SHAREHOLDERS' FUNDS                             13                  (POUND) 116,014               (POUND) 110,132
                                                                            -------                        -------


In the opinion of the directors, for the year ended 31 March 2000, the company was entitled to the exemptions under Part VII of the Companies Act 1985 and the accounts have been prepared in accordance with the special provisions of the Act relating to small companies.

These financial statements were approved by the board of directors on 16 January 2001 and were signed on its behalf by:





J L COLEMAN
J L COLEMAN
DIRECTOR

                  CGT (UK) LIMITED (FORMERLY ABERCRAFT LIMITED)

                             STATEMENTS OF CASHFLOWS

                        FOR THE YEAR ENDED 31 MARCH 2000



                                                                   2000                      1999
                                                             (POUND)     (POUND)       (POUND)     (POUND)
CASHFLOWS FROM OPERATING ACTIVITIES

Net profit                                                                 5,882                   117,664
                                                                         -------                   -------
Adjustments to reconcile net profit to net cash provided
  by operating activities
    Depreciation and amortisation                                         22,220                    11,734

(Increase)/decrease in assets
    Accounts receivable                                                  (40,095)                 (238,166)
    Other current assets                                                  38,294                   (43,732)
    Other assets                                                         (15,000)                  (25,333)
Increase/(decrease) in liabilities
    Accounts payable                                                    (228,979)                  224,603
    Accrued expenses                                                     116,401                   100,576
                                                                         -------                   -------

Total adjustments                                                       (107,159)                   29,682
                                                                         -------                   -------

Net cash provided by operating activities                               (101,277)                  147,346
                                                                         -------                   -------

CASHFLOWS FROM INVESTING ACTIVITIES

Purchase of property and equipment                                       (32,445)                  (42,878)
                                                                         -------                   -------

Net (decrease)/increase in cash and cash equivalents                    (133,722)                  104,468

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                             178,171                    73,703
                                                                         -------                   -------

CASH AND CASH EQUIVALENTS, END OF YEAR                          (POUND)   44,449          (POUND)  178,171
                                                                         -------                   -------

                  CGT (UK) LIMITED (FORMERLY ABERCRAFT LIMITED)

                        NOTES TO THE FINANCIAL STATEMENTS

                        FOR THE YEAR ENDED 31 MARCH 2000


1        ACCOUNTING POLICIES

         The following accounting policies have been applied consistently in dealing with items which are considered material in relation to the company's financial statements:

         BASIS OF PREPARATION

         The financial statements have been prepared under the historical cost convention and in accordance with applicable accounting standards.

         TURNOVER

         Turnover represents sales invoiced net of Value Added Tax and is derived wholly from within the United Kingdom.

         TANGIBLE FIXED ASSETS

         Tangible fixed assets acquired by the company have been capitalised at cost.

         LEASED ASSETS

         Assets which have been funded through finance leases are recorded as tangible fixed assets and are depreciated over their estimated useful lives. Further lease obligations, net of finance charges are included in creditors. Rentals payable are apportioned between the finance element which is charged to the profit and loss account and the capital element which reduces outstanding lease obligations. All other leases are operating leases and the rental charges are taken to profit and loss account over the life of the lease.

         DEPRECIATION

         Depreciation is provided on tangible fixed assets at rates calculated to write off the cost less estimated residual value over the estimated useful life as follows:-

                  Plant and machinery                -  25%/33% on cost
                  Fixtures, fittings and equipment   -  25% on cost

         STOCKS

         Stocks are valued at the lower of cost and net realisable value. Cost comprises the purchase cost plus the cost incurred in bringing each product to its present location or condition. Net realisable value is based on estimated selling price and further costs expected to be incurred to completion, sale and distribution.

         FINANCE LEASES AND HIRE PURCHASE CONTRACTS

         Assets held under finance leases and hire purchase contracts are capitalised as tangible fixed assets and depreciated in accordance with the policies outlined above. Lease obligations are included as creditors, with the interest being charged against profit over the period of the lease.

         OPERATING LEASES

         Rentals under operating leases are charged against profits as they are incurred.

         DEFERRED TAXATION

         No provision has been made for deferred taxation, as, in the opinion of the directors, the likelihood of the liability crystallising in the foreseeable future is remote.

         PENSION COSTS

         The company operates a money purchase (defined contribution) pension scheme. Contributions payable to this scheme are charged to the profit and loss account in the period to which they relate. These contributions are invested separately from the company's assets.

         TAXATION

         The taxation charge is based on the profit for the year and takes into account the taxation deferred because of timing differences on certain items. Provision is only made for deferred taxation if it is probable that an actual liability will arise.

         GENERALLY ACCEPTED ACCOUNTING PRACTICE (GAAP)

         There are no material differences between United Kingdom GAAP and USA GAAP relating to the preparation of the company's financial statements.

                  CGT (UK) LIMITED (FORMERLY ABERCRAFT LIMITED)

                        FOR THE YEAR ENDED 31 MARCH 2000


2        OPERATING PROFIT                                                  2000                       1999
                                                                         (POUND)                    (POUND)
         This is stated after charging:

         Depreciation of fixed assets                                     22,220                    11,735
         Auditors' remuneration                                            4,250                     3,500
         Operating lease rentals
            Land and buildings                                            44,584                    34,960
                                                                         -------                   -------

3        TAXATION

         UK Corporation Tax at 20% (1999: 24%)                   (POUND)  55,816           (POUND)  47,029
                                                                         -------                   -------

4        INFORMATION ON DIRECTORS AND EMPLOYEES

         DIRECTORS' EMOLUMENTS
         Emoluments including pension contributions to money
            purchase (defined contribution) schemes              (POUND) 193,408           (POUND) 207,934
                                                                         -------                   -------

                                                                         2000                      1999
                                                                          NO                        NO
         During the year the following number of directors
            accrued benefits under money purchase (defined
            contribution) pension schemes                                      1                         1
                                                                         -------                   -------

5        DIVIDENDS

         Ordinary dividend on equity shares final proposed/paid  (POUND) 200,000           (POUND) 102,000
                                                                         -------                   -------

                  CGT (UK) LIMITED (FORMERLY ABERCRAFT LIMITED)

                        FOR THE YEAR ENDED 31 MARCH 2000


6        TANGIBLE FIXED ASSETS                                                            FIXTURES,
                                                                          PLANT           FITTINGS
                                                                           AND               AND
                                                                        MACHINERY         EQUIPMENT            TOTAL
         COST                                                            (POUND)           (POUND)            (POUND)
         At 1 April 1999                                                  58,405             11,488            69,893
         Additions                                                        31,683                762            32,445
                                                                          ------             ------           -------

         At 31 March 2000                                                 90,088             12,250           102,338
                                                                          ------             ------           -------
         Depreciation
         At 1 April 1999                                                  14,009              1,777            15,786
         Charge for the year                                              19,209              3,011            22,220
                                                                          ------             ------           -------

         At 31 March 2000                                                 33,218              4,788            38,006
                                                                          ------             ------           -------
         Net Book Values
         At 31 March 2000                                                 56,870              7,462            64,332
                                                                          ------             ------           -------

         At 31 March 1999                                         (POUND) 44,396      (POUND) 9,711    (POUND) 54,107
                                                                          ------             ------           -------

         The net book value of tangible fixed assets held under hire purchase contracts at 31 March 2000 amounted to: (POUND) Nil (1999:
         (POUND) 31,828).

7        INVESTMENTS

                                                                           2000                      1999
                                                                         (POUND)                   (POUND)
         Listed securities in Flag Technologies                           15,000                         -
                                                                         -------                   -------

8        DEBTORS                                                           2000                      1999
                                                                         (POUND)                   (POUND)

         Trade debtors                                                   374,594                   334,499
         Other debtors                                                    18,843                    26,858
         Prepayments and accrued income                                    5,846                    16,874
                                                                         -------                   -------

                                                                 (POUND) 399,283           (POUND) 378,231
                                                                         -------                   -------

9        CREDITORS: AMOUNTS FALLING DUE                                    2000                      1999
           WITHIN ONE YEAR                                               (POUND)                   (POUND)
         Trade creditors                                                  79,627                   308,606
         Corporation tax                                                  61,356                    72,750
         Other taxes and social security                                  35,762                    21,314
         Other creditors                                                  36,502                   111,884
         Accruals and deferred income                                     26,548                    37,819
         Proposed equity dividend                                        200,000                         -
                                                                         -------                   -------

                                                                 (POUND) 439,795           (POUND) 552,373
                                                                         -------                   -------

                  CGT (UK) LIMITED (FORMERLY ABERCRAFT LIMITED)

                        FOR THE YEAR ENDED 31 MARCH 2000



10       COMMITMENTS

         At the year end the company was committed to making the following payments during the next year in respect of operating leases with expiry dates as follows:

                                                              LAND AND BUILDINGS                     OTHER
                                                             2000            1999            2000            1999
                                                            (POUND)         (POUND)         (POUND)         (POUND)

         More than five years                       (POUND) 44,000  (POUND) 44,000  (POUND)      -  (POUND)      -
                                                            ------          ------          ------          ------

11       SHARE CAPITAL                                                    2000                      1999
                                                                         (POUND)                   (POUND)
         AUTHORISED
         50,000 Ordinary shares of(POUND) 1 each                 (POUND)  50,000           (POUND)  50,000
                                                                         -------                   -------

         ALLOTTED, CALLED UP AND FULLY PAID
         5,200 Ordinary shares of (POUND) 1 each                 (POUND)   5,200           (POUND)   5,200
                                                                         -------                   -------

12       PROFIT AND LOSS ACCOUNT

         Retained profits at 1 April 1999                                104,932                    34,518
         Retained profit for the year                                      5,882                    70,414
                                                                         -------                   -------

         Retained profits at 31 March 2000                       (POUND) 110,814           (POUND) 104,932
                                                                         -------                   -------

                  CGT (UK) LIMITED (FORMERLY ABERCRAFT LIMITED)

                        FOR THE YEAR ENDED 31 MARCH 2000




13       RECONCILIATION OF MOVEMENTS IN                                   2000                      1999
            SHAREHOLDERS' FUNDS                                         (POUND)                   (POUND)
         Net profit for the year                                         205,882                   172,414
         Dividends                                                      (200,000)                 (102,000)
                                                                        --------                  --------

         Net addition to shareholders' funds                               5,882                    70,414
         Opening shareholders' funds                                     110,132                    39,718
                                                                        --------                  --------

         Closing shareholders' funds                             (POUND) 116,014           (POUND) 110,132
                                                                        --------                  --------

         REPRESENTED BY:-
         Equity interests                                        (POUND) 116,014           (POUND) 110,132
                                                                        --------                  --------

14       PENSION COSTS

         MONEY PURCHASE (DEFINED CONTRIBUTION) PENSION SCHEME

         The company operates a money purchase (defined contribution) pension scheme. The assets of the scheme are held separately from those of the company in an independently administered fund. The pension cost charge represents contributions payable by the company to the fund and amounted to (POUND) Nil (1999: (POUND) Nil).



                                      F-12